                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K



                            CURRENT REPORT PURSUANT
                         TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of Earliest Event Reported)       September 8, 1997
                                                     ----------------------


                       SECURITY CAPITAL INDUSTRIAL TRUST
             (Exact Name of Registrant as Specified in its Charter)


                                   Maryland
               ------------------------------------------------
                (State or Other Jurisdiction of Incorporation)



                   01-12846                        74- 2604728
         ----------------------------     ----------------------------



14100 East 35th Place, Aurora, Colorado                                   80011
- -------------------------------------------------------------------------------


                                (303) 375-9292
- -------------------------------------------------------------------------------
             (Registrant's Telephone Number, Including Area Code)



- -------------------------------------------------------------------------------
         (Former Name or Former Address, if Changed Since Last Report)

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION
        AND EXHIBITS

     (a)  Pro Forma Financial Information:

          Security Capital Industrial Trust Pro Forma Condensed Consolidated Financial Statements:

               Pro Forma Condensed Consolidated Balance Sheet as of June 30, 1997 (unaudited)

               Pro Forma Condensed Consolidated Statement of Operations for the six months ended June 30, 1997 (unaudited)

               Pro Forma Condensed Consolidated Statement of Operations for the year ended December 31, 1996 (unaudited)

     (b)  Exhibit:

               Exhibit 23 -Consent of Independent Public Accountants

               Exhibit 15 -Letter of Arthur Andersen LLP regarding unaudited interim financial information

                       SECURITY CAPITAL INDUSTRIAL TRUST

             PRO FORMA CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

                                  (Unaudited)

          The accompanying pro forma condensed consolidated financial statements for Security Capital Industrial Trust, ("SCI"), reflect the Merger pursuant to which SCI will acquire its REIT Manager and Property Manager currently owned by Security Capital Group Incorporated, ("Security Capital"), SCI's largest shareholder, in exchange for SCI Common Shares. The Merger will result in SCI becoming an internally managed REIT. The Merger does not meet the significance tests of the Securities and Exchange Commission that require pro forma financial statements and financial statements of the acquired companies. However, pro forma financial statements have been presented because management believes that presenting the pro forma effects of the Merger will help a reader evaluate and understand the Merger.

          The pro forma condensed consolidated financial statements also reflect the acquisition by SCI of certain properties acquired between January 1, 1996 and August 15, 1996. This is the group of properties previously included in SCI's 8-K filed August 20, 1996.

          The pro forma condensed consolidated financial statements have been prepared based upon certain pro forma adjustments to the historical financial statements of SCI.

          The accompanying pro forma condensed consolidated balance sheet as of June 30, 1997 has been prepared as if the Merger had been completed as of that date. The accompanying pro forma condensed consolidated statements of operations for the six months ended June 30, 1997 and for the year ended December 31, 1996 have been prepared as if the Merger and acquisition of properties between January 1, 1996 and August 15, 1996 had occurred on January 1, 1996. However, it does not give effect to the fully stabilized results of operations related to SCI properties under development at June 30, 1997 with a total budgeted completion cost of $270.0 million or to 1996 development completions with a total budgeted cost of $379.2 million. Management believes there will be sufficient depth of management and personnel such that additional assets can be acquired, developed and managed without a significant increase in personnel or other costs. As a result, management of SCI believes that the pro forma results reflected in the pro forma condensed consolidated statements of operations are not indicative of the accretion that is expected to occur under an internally managed structure.

          The pro forma condensed consolidated financial statements do not purport to be indicative of the financial position or results of operations which would actually have been obtained had the transactions described above been completed on the dates indicated or which may be obtained in the future. The pro forma condensed consolidated financial statements should be read in conjunction with the historical financial statements of SCI as set forth in SCI's 1996 Form 10-K and June 30, 1997 Form 10-Q which are incorporated herein by reference. In management's opinion, all material adjustments necessary to reflect the effects of these transactions have been made.

                       SECURITY CAPITAL INDUSTRIAL TRUST

                 PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET

                                 June 30, 1997
                      (In thousands, except share amounts)
                                  (Unaudited)


                                                                     SCI
                         ASSETS                                 Historical (a)       The Merger         Pro Forma
                         ------                                 --------------       ----------         ---------

Real estate:                                                    $2,702,070           $        -         $2,702,070
 Less accumulated depreciation                                     139,236                    -            139,236
                                                                ----------           ----------         ----------

   Net real estate investments                                   2,562,834                    -          2,562,834
                                                                ----------           ----------         ----------

Other fixed assets                                                       -                6,074   (b)        6,074
Cash and cash equivalents                                            9,532                  164   (c)        9,696
                                                                                           (700)  (d)         (700)
Accounts receivable and other assets                                66,731                  583   (c)       67,314
Investment in and advances to unconsolidated subsidiaries           75,166                    -             75,166
Due from Security Capital                                                -                1,724   (e)        1,724
                                                                ----------            ---------         ----------

   Total assets                                                 $2,714,263            $   7,845         $2,722,108
                                                                ==========            =========         ==========

 LIABILITIES AND SHAREHOLDERS' EQUITY
 ------------------------------------

Liabilities:
 Line of credit                                                 $  130,100            $       -         $  130,100
 Mortgage notes and assessment bonds payable                       131,158                    -            131,158
 Long-term debt                                                    624,234                    -            624,234
 Accounts payable and other liabilities                             78,214                2,471   (c)       80,685
                                                                ----------            ---------         ----------

   Total liabilities                                               963,706                2,471            966,177

Minority interest                                                   55,973                    -             55,973
                                                                ----------            ---------         ----------

Shareholders' equity:
 Series A Preferred Shares                                         135,000                    -            135,000
 Series B Preferred Shares                                         201,250                    -            201,250
 Series C Preferred Shares                                         100,000                    -            100,000
 Common Shares (97,760,595 shares historical,
  101,452,618 shares pro forma)                                        978                   37   (d)        1,015
 Additional paid-in capital                                      1,338,965               81,134   (d)    1,420,099
 Distributions in excess of net earnings                           (81,609)             (75,797)  (f)     (157,406)
                                                                ----------            ---------         ---------

   Total shareholders' equity                                    1,694,584                5,374          1,699,958
                                                                ----------           ----------         ----------

   Total liabilities and shareholders' equity                   $2,714,263           $    7,845         $2,722,108
                                                                ==========           ==========         ==========

See accompanying notes to pro forma condensed consolidated financial statements.

                       SECURITY CAPITAL INDUSTRIAL TRUST

            PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS

                         Six Months Ended June 30, 1997
                    (In thousands, except per share amounts)
                                  (Unaudited)

                                                     Historical SCI(g)  The Merger       Pro Forma
                                                     -----------------  -----------      ---------
Income:
  Rental income                                          $ 136,543       $   (533) (m)   $ 136,010
  Other real estate income                                   5,690             -             5,690
  Interest income                                            1,117             -             1,117
  Income from unconsolidated subsidiaries                    1,546             -             1,546
                                                         ---------       --------        ---------
              Total income                                 144,896           (533)         144,363
                                                         ---------       --------        ---------
Expenses:
  Rental expenses, net of recoveries                         7,398          5,120 (o)       12,518
  Property management fees paid to affiliate                 5,427         (5,427)(p)           -
  Depreciation and amortization of real estate assets       37,024              9 (q)       37,033
  Depreciation of fixed assets                                  -             730 (n)          730
  Interest expense                                          24,558             -            24,558
  General and administrative                                   687          8,712 (r)        9,399
  REIT management fee paid to affiliate                     12,834        (12,834)(p)           -
  Other                                                      1,461             -             1,461
                                                         ---------       --------        ---------
               Total expenses                               89,389         (3,690)          85,699
                                                         ---------       --------        ---------

Net earnings from operations before minority interest       55,507          3,157           58,664
Minority interest share in net earnings                      1,835            104 (s)        1,939
                                                         ---------       --------        ---------
Net earnings excluding gain on disposition of real
 estate                                                     53,672          3,053           56,725
Less preferred share dividends                              17,659             -            17,659
                                                         ---------       --------        ---------
Net earnings attributable to Common Shares excluding
 gain on disposition of real estate                      $  36,013       $  3,053 (t)    $  39,066
                                                         =========       ========        =========
Weighted average Common Shares outstanding                  96,888          3,692 (u)      100,580
                                                         =========       ========        =========

Net earnings per share attributable to Common Shares
 excluding gain on disposition of real estate            $    0.37       $   0.02        $    0.39
                                                         =========       ========        =========

Reconciliation of net earnings attributable to Common
 Shares excluding gain on disposition of real estate
 to funds from operations:
Net earnings attributable to Common Shares excluding
 gain on disposition of real estate                      $  36,013       $  3,053        $  39,066
  Add (deduct):
   Depreciation and amortization of real estate assets      37,024              9           37,033
   Minority interest                                         1,835            104            1,939
   Other                                                        -              -                -
                                                         ---------       --------        ---------

Funds from operations attributable to Common Shares (v)  $  74,872       $  3,166        $  78,038
                                                         =========       ========        =========

Weighted average Common Shares outstanding assuming
 conversion of limited partnership units                   102,082          3,692          105,774
                                                         =========       ========        =========

Cash Flow Summary:
  Net cash provided by operating activities              $  84,265       $  3,330        $  87,595
  Net cash used in investing activities                   (267,420)        (4,812)        (272,232)
  Net cash provided by financing activities              $ 187,917       $ (3,866)       $ 184,051

See accompanying notes to pro forma condensed consolidated financial statements.

                       SECURITY CAPITAL INDUSTRIAL TRUST

            PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS

                          Year Ended December 31, 1996
                    (In thousands, except per share amounts)
                                  (Unaudited)

                                         Historical
                              -----------------------------   Pro Forma                       The
                                 SCI (g)    Acquisitions(h)  Adjustments        Subtotal    Merger           Pro Forma
                              ------------  ---------------  -----------       ----------  --------          ---------
Income:
 Rental income                  $ 227,000          $ 6,788    $      -       $   233,788   $  (978)  (m)     $ 232,810
 Other real estate income           5,342                -           -             5,342          -              5,342
 Interest income                    1,121                -           -             1,121          -              1,121
                                ---------          -------    --------       -----------   --------          ---------

   Total income                   233,463            6,788           -           240,251      (978)            239,273
                                ---------          -------    --------       -----------   --------          ---------
Expenses:
 Rental expenses, net of
  recoveries                       18,526              548           -            19,074      8,399  (o)        27,473
 Property management fees
  paid to affiliate                 8,148              290         (43)  (i)       8,395     (8,395) (p)             -
 Depreciation and amortization
  of real estate assets            59,850                -       1,698   (j)      61,548         47  (q)        61,595
 Depreciation of fixed assets           -                -           -                 -      1,075  (n)         1,075
 Interest expense                  38,819                -       4,272   (k)      43,091                        43,091
 General and administrative         1,025                -           -             1,025     14,219  (r)        15,244
 REIT management fee paid
  to affiliate                     21,472                -         275   (l)      21,747    (21,747) (p)             -
 Other                              2,913                -           -             2,913          -              2,913
                                ---------          -------    --------       -----------   --------          ---------
   Total expenses                 150,753              838       6,202           157,793     (6,402)           151,391
                                ---------          -------    --------       -----------   --------          ---------
Net earnings from
 operations before minority
 interest                          82,710            5,950      (6,202)           82,458      5,424             87,882
Minority interest share in
 net earnings                       3,326                -           -             3,326        228  (s)         3,554
                                ---------          -------    --------       -----------   --------          ---------
Net earnings excluding
 loss on disposition of
 real estate                       79,384            5,950      (6,202)           79,132      5,196             84,328
Less preferred share
 dividends                         25,895                -           -            25,895          -             25,895
                                ---------          -------    --------       -----------   --------          ---------
Net earnings attributable
 to Common Shares
 excluding loss on
  disposition of real
  estate                        $  53,489          $ 5,950    $ (6,202)      $    53,237   $  5,196  (t)     $  58,433
                                =========          =======    ========       ===========   ========          =========
Weighted average Common
 Shares outstanding                84,504                -           -            84,504      3,692  (u)        88,196
                                =========          =======    ========       ===========   ========          =========
Net earnings per share
 attributable to Common
 Shares excluding loss on
  disposition of real
  estate                        $    0.63          $     -    $      -       $      0.63   $   0.03          $    0.66
                                =========          =======    ========       ===========   ========          =========
Reconciliation of net
 earnings attributable to
 Common Shares excluding
  loss on disposition
  of real estate to funds
  from operations:
Net earnings attributable
 to Common Shares
 excluding loss on
  disposition of real
  estate                        $  53,489          $ 5,950    $ (6,202)      $    53,237   $  5,196          $  58,433
 Add (deduct):
  Depreciation and
   amortization of real
   estate assets                   59,850                -       1,698            61,548         47             61,595
  Minority interest                 3,326                -           -             3,326        228              3,554
  Other                               225                -           -               225          -                225
                                 --------          -------    --------       -----------   --------          ---------
Funds from operations
 attributable to Common
 Shares (v)                     $ 116,890          $ 5,950    $ (4,504)      $   118,336   $  5,471          $ 123,807
                                =========          =======    ========       ===========   ========          =========
Weighted average Common
 Shares outstanding
 assuming conversion of
  limited partnership
  units                            89,699                -           -            89,699      3,692             93,391
                                =========          =======    ========       ===========   ========          =========
Cash Flow Summary:
 Net cash provided by
  operating activities          $ 136,201          $ 5,950    $ (6,202)      $   135,949   $ 12,463          $ 148,412
 Net cash used in
  investing activities           (665,878)               -           -          (665,878)    (7,640)          (673,518)
 Net cash provided by
  financing activities          $ 512,212          $     -    $      -       $   512,212   $ (9,341)         $ 502,871


                       SECURITY CAPITAL INDUSTRIAL TRUST
        NOTES TO PRO FORMA CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

                                  (Unaudited)
               (Amounts in thousands, except per share amounts)


  (a) Reflects the historical balance sheet of SCI as of June 30, 1997, as set forth on Form 10-Q , which is incorporated herein by reference.

  (b) Reflects the historical cost of fixed assets (primarily computer equipment and software) being acquired from the REIT Manager and the Property Manager as of June 30, 1997. Assets and liabilities, consisting primarily of intercompany and related accounts, which are not being acquired in the Merger have not been reflected as they will have no impact on the financial position of SCI.

  (c) Reflects the historical operating assets and liabilities of the REIT Manager and the Property Manager for which Security Capital will reimburse SCI, as more fully discussed in note (e).

  (d) Reflects (i) the adjustments to Common Shares and additional paid-in capital to record the issuance of Common Shares in exchange for the common stock of the REIT Manager and the Property Manager, and (ii) the deduction from additional paid-in capital of the estimated costs of the Merger, as follows:

          Assumed market value of Common Shares issued......    $   81,871
          Assumed market value per Common Share......$22.175
          Assumed Common Shares issued to Security
            Capital....................................3,692
          Par value of Common Shares issued.................           (37)
          Estimated costs of the Merger.....................          (700)
                                                                ----------
          Net increase to additional paid-in capital........    $   81,134
                                                                ==========

  (e) In accordance with the terms of the Merger Agreement, reflects the amount due from Security Capital to SCI as reimbursement for the net historical operating liabilities (as discussed in note (c)) acquired from the REIT Manager and the Property Manager as of June 30, 1997.

  (f) Represents the difference between the assumed market value of Common Shares issued on the date of the Merger and the fair value of the net tangible assets acquired which has been accounted for as costs incurred in acquiring the management companies from a related party because the management companies do not qualify as "businesses" for purposes of applying APB Opinion No. 16, "Business Combinations." Such difference is as calculated below.

          Assumed market value of Common Shares issued......    $   81,871
          Net tangible assets acquired......................        (6,074)
                                                                ----------

          Costs incurred in acquiring management companies
              from a related party..........................    $   75,797
                                                                ==========

                       SECURITY CAPITAL INDUSTRIAL TRUST

        NOTES TO PRO FORMA CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

                                  (Unaudited)
               (Amounts in thousands, except per share amounts)


  Since the intent of the accompanying pro forma condensed consolidated statement of earnings for the year ended December 31, 1996 is to reflect the expected continuing impact of the Merger on SCI, the one-time adjustment discussed above has been excluded. Upon consummation of the Merger, this expense will be recorded as an operating expense on SCI's consolidated statement of operations but SCI will not deduct this expense for purposes of calculating funds from operations, due to the non-recurring and non-cash nature of the expense.

  (g) Reflects SCI's historical statement of operations for the period indicated.

  (h) Reflects historical revenues and certain expenses on properties acquired by SCI after January 1, 1996 and prior to August 15, 1996. This is the group of properties previously included in SCI's 8-K filed August 20, 1996. (Acquisitions subsequent to this date have not exceeded the significance level that would necessitate the filing of an updated 8-K.) The total historical acquisition adjustment reflects the period from January 1, 1996 to the date of acquisition. Results of operations after the date of acquisition are reflected in SCI's historical operating results. Historical acquisition revenues and certain expenses exclude amounts which would not be comparable to the proposed future operations of the properties such as certain interest expense, interest income, income taxes and depreciation.

  (i) Reflects the difference between historical property management fee expense on the pro forma acquisitions and SCI's property management fee expense.

  (j) Reflects pro forma depreciation expense adjustment for the acquired operating properties for the period from January 1, 1996 to the respective dates of acquisition based on SCI's purchase cost assuming a 30 year asset life.

  (k) Reflects additional interest expense on SCI's line of credit assumed to have been utilized to finance acquisitions of the pro forma operating properties. Interest was calculated using SCI's 1996 line of credit average borrowing rate of 7.02%. Also reflects estimated interest expense on a $6.2 million mortgage note payable bearing interest at 9.75%, which SCI assumed from the seller in conjunction with a property acquisition. Both components of the interest expense adjustment apply to the period from January 1, 1996 to the acquired operating properties' respective dates of acquisition.

  (l) Reflects the adjustment to REIT management fee expense related to the change in cash flow (as defined in the REIT management agreement) resulting from the acquisitions of the pro forma properties.

  (m) Reflects the elimination of rent paid by the REIT Manager and the Property Manager to SCI during the six months ended June 30, 1997 and the year ended December 31, 1996, as applicable.

                       SECURITY CAPITAL INDUSTRIAL TRUST

        NOTES TO PRO FORMA CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

                                  (Unaudited)
               (Amounts in thousands, except per share amounts)


  (n) Reflects historical depreciation expense related to fixed assets (primarily computer equipment and software) of the REIT Manager and the Property Manager for the six months ended June 30, 1997, and the year ended December 31, 1996, as applicable.

  (o)   Reflects the following adjustments:

                                                                                               For the six
                                                                         For the year ended    months ended
                                                                         December 31, 1996     June 30, 1997
                                                                         ------------------    -------------
        Historical operating expenses of the Property
           Manager which were directly related to
           providing services to SCI                                        $   8,925             $  5,904
        Estimated increase in operating expenses due to
           the increase in operating properties resulting
           from the pro forma acquisitions                                        315                    -
        Elimination of occupancy expense paid to SCI
           on the historical books of the Property Manager                       (723)               (405)
        Estimated capitalization of expenses directly
           related to implementation of software                                 (118)               (379)
                                                                            ---------             --------

Total                                                                       $   8,399             $  5,120
                                                                            =========             ========

  (p) Reflects the elimination of SCI's expenses related to REIT management fees and property management fees. The corresponding fee revenue recognized by the REIT Manager and the Property Manager have not been reflected as they would be eliminated in consolidation.

  (q) Reflects the adjustment to give effect to the additional depreciation that would result from the capitalization of acquisition and development-related costs discussed in note (r). These capitalized costs will be depreciated utilizing the same lives and methods currently utilized by SCI.

  (r)   Reflects the following adjustments:

                                                                                              For the six
                                                                        For the year ended    months ended
                                                                        December 31, 1996     June 30, 1997
                                                                        ------------------    -------------
  (i)   Historical general and administrative expenses of the
        REIT Manager and leasing employee expense of the
        Property Manager which were directly related to
        providing services to SCI, including charges for
        administrative services provided by Security Capital
        -- see below                                                        $   27,842         $  17,125

                       SECURITY CAPITAL INDUSTRIAL TRUST

        NOTES TO PRO FORMA CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

                                  (Unaudited)
               (Amounts in thousands, except per share amounts)


     In connection with the Merger, it is expected that SCI will enter into a proposed Administrative Services Agreement (ASA) with Security Capital. Under the ASA, Security Capital will provide SCI with administrative services such as payroll, accounts payable, cash management, risk management, internal audit, tax and legal administration, systems development and systems support. Such services are currently provided by Security Capital to SCI through the REIT Manager and Property Manager. The fees payable to Security Capital will be equal to Security Capital's costs of providing such services, plus 20%. Based upon a review of the terms of the agreement, it was determined that the costs that would have been incurred under the ASA for the six months ended June 30, 1997 ($2,255), and the year ended December 31, 1996 ($3,466), would not differ materially from the actual costs charged to the REIT Manager and Property Manager by Security Capital during these periods (which are included in (i) above) and therefore no pro forma adjustments are required.

  (s) Represents the estimated incremental increase to minority interest share in net earnings resulting from the Merger.

  (t) No tax benefit is reflected for the historical results of operations of the REIT Manager and the Property Manager as these companies will be merged into a qualified REIT Subsidiary which, under federal income tax laws, would not be subject to income taxes.

  (u) Reflects the increase in weighted average Common Shares outstanding that would result from the issuance of Common Shares in exchange for the common stock of the REIT Manager and the Property Manager as if the Merger had occurred on January 1, 1996. The number of shares shown is based on the market value of Common Shares issued on the date of the Merger which is assumed to be $81.9 million at an assumed market value per Common Share of $22.175.

  (v) Funds from operations represents SCI's net earnings computed in accordance with GAAP, excluding gains (or losses) from disposition of depreciated real estate, minority interest, significant non-recurring items, and depreciation and amortization. SCI believes that funds from operations is helpful to a reader as a measure of the performance of an equity REIT because, along with cash flow from operating activities, financing activities and investing activities, it provides a reader with an indication of the ability of SCI to incur and service debt, to make capital expenditures and to fund other cash needs. Furthermore, management believes that an understanding of funds from operations will enhance the reader's comprehension of the impact of the Merger on SCI which was a specific consideration of SCI's Special Committee in recommending approval of the Merger transaction to the Board of Trustees. Funds from operations should not be considered as an alternative to net income or any other GAAP measurement of performance as an indicator of SCI's operating performance or as an alternative to cash flows from operating, investing or financing activities as a measure of liquidity. Furthermore, the funds from operations measure presented by SCI will not be comparable to similarly titled measures of other REITs who do not compute funds from operations in a manner consistent with SCI.

                                  SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                         SECURITY CAPITAL INDUSTRIAL TRUST



                                         By: /s/    M. Gordon Keiser
                                             ------------------------------

                                                    M. Gordon Keiser,
                                                  Senior Vice President
                                             (Principal Financial Officer)



Date:  September 8, 1997
                                         By: /s/     Edward F. Long
                                             ------------------------------

                                                     Edward F. Long,
                                             Vice President and Controller
                                            (Principal Accounting Officer)

                       SECURITY CAPITAL INDUSTRIAL TRUST

        NOTES TO PRO FORMA CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

                                  (Unaudited)
                (Amounts in thousands, except per share amounts)

                                                                                     For the six
                                                              For the year ended    months ended
                                                               December 31, 1996    June 30, 1997
                                                              ------------------    -------------
(ii)    Estimated net increase in general and administrative
        expenses due to the increase in operating properties
        resulting from the pro forma acquisitions                             62                -

(iii)   Elimination of occupancy expense paid to SCI on
        the historical books of the REIT Manager                            (255)            (128)

(iv)    Pro forma adjustment to capitalize qualifying costs
        relating to the acquisition,development and leasing
        of real estate investments and software application
        development costs that would have been capitalized
        by SCI under GAAP, had the Merger occurred on
        January 1, 1996.  Under the current management
        structure, SCI pays leasing commissions (which it
        capitalizes and amortizes over the terms of the
        leases), a property management fee, and a REIT
        management fee which is based upon 16% of cash
        flow, as defined. The management fees are expensed
        in accordance with GAAP since the underlying costs
        of services are not directly incurred by SCI and
        the fees do not represent a reimbursement of such
        costs.  Upon consummation of the Merger, all such
        costs will be incurred directly by SCI (as shown
        in (i) and (ii) above), and to the extent that they
        are qualifying costs, they will be capitalized in
        accordance with GAAP.  Capitalized acquisition and
        development related costs will be depreciated over
        the useful lives of the buildings (30 years for
        acquired buildings and 40 years for developed
        buildings), capitalized leasing costs will be
        amortized over four years (the average length
        of SCI's leases), and software application
        development costs will be amortized over five
        years (the average life of SCI's software)                       (13,430)          (8,285)
                                                                         -------           ------
                                                                         $14,219           $8,712
                                                                         =======           ======